UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2026

GATX Corporation

(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive

Chicago, Illinois 60606-7147

(Address of principal executive offices, including zip code)

(312) 621-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	GATX	New York Stock Exchange
Common Stock	GATX	NYSE Texas, Inc

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement

On May 21, 2026, GATX Corporation (the “Company”) entered into Amendment No. 1 (the “Amendment”) among the Company, the banks, financial institutions and other institutional lenders parties thereto, and Citibank, N.A., as administrative agent, to its existing Five Year Credit Agreement, dated as of May 21, 2024 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among the Company, Citibank, N.A. and BofA Securities, Inc., as joint lead arrangers and joint book managers, the lenders party thereto, and Citibank, N.A., as administrative agent. Pursuant to the Amendment, (i) the termination date of the Credit Agreement has been extended from May 21, 2030 to May 21, 2031, (ii) the applicable margin for borrowings bearing interest based on either the Secured Overnight Financing Rate (SOFR) or alternative base rate (ABR) was decreased such that revolving loans are priced by reference to a grid based on the Company’s public credit rating with the margins ranging from 80.5 basis points to 130 basis points (for borrowings bearing interest based on SOFR) and 0 basis points to 30 basis points (for borrowings bearing interest based on ABR) and (iii) the facility fee payable by the Company to the lenders under the Credit Agreement was decreased such that it is priced by reference to a grid based on the Company’s public credit rating with the applicable percentage ranging from 7 basis points to 20 basis points.

The foregoing description of the Amendment is a summary and is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Credit Agreement and the Amendment is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

10.1	Amendment No. 1 to Credit Agreement, dated as of May 21, 2026, by and among GATX Corporation, as borrower, the banks, financial institutions and other institutional lenders parties thereto, and Citibank, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Thomas A. Ellman
Thomas A. Ellman Executive Vice President, Chief Financial Officer

Date: May 21, 2026